UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 5, 1997


                                     0-27338
                            (Commission File Number)


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                          GT INTERACTIVE SOFTWARE CORP.
             (Exact name of registrant as specified in its charter)


         Delaware                                            13-3689915
   (State of Incorporation)                                 (IRS Employer
                                                         Identification Number)


                              16 East 40th Street,
                               New York, NY 10016
              (Address of registrant's principal executive office)


                                 (212) 726-6500
                         (Registrant's telephone number)


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

ITEM 5.  Other Events

         On October 5, 1997, the Registrant, Swan Acquisition Corp., a Delaware corporation and newly formed, wholly-owned subsidiary of the Registrant ("Merger Sub"), and MicroProse, Inc., a Delaware corporation ("MicroProse"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, among other things, the Registrant will acquire MicroProse through the merger of Merger Sub with and into MicroProse. Under the terms of the Merger Agreement, for each of MicroProse's outstanding shares of common stock, par value $0.001 per share (the "MicroProse Common Stock"), the Registrant will exchange a 0.700 of one share of common stock, par value $.01 per share, of the Registrant (the "Registrant Common Stock"), and for each of MicroProse's outstanding shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "MicroProse Preferred Stock"), the Registrant will exchange one share of its newly created series of convertible preferred stock, par value $0.01 per share, with substantially the same rights, preferences and privileges as those currently provided to the holders of the MicroProse Preferred Stock. In the event that the average price of Registrant Common Stock for the 30 consecutive trading days ending on the third trading day immediately prior to the special meeting of the stockholders of MicroProse, to be called for the purpose of approving and adopting the Merger Agreement and approving the merger and other transactions contemplated thereby, is less than $8.225, either the Registrant or MicroProse may terminate the Merger Agreement. The merger is intended to constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and to qualify for accounting treatment as a pooling of interests. Consummation of the merger is subject to satisfaction or waiver by the parties of certain closing conditions, including the receipt of regulatory approvals, approvals by the stockholders of MicroProse and the Registrant and other customary closing conditions.

         The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement which is filed herewith as Exhibit 2 and is incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits.

Exhibit Number                           Title

       2          Agreement and Plan of Merger,  dated as of October 5, 1997, by
                  and  among  the  Registrant,   Swan   Acquisition   Corp.  and
                  MicroProse, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             GT INTERACTIVE SOFTWARE CORP.



                                             By: /s/ Ronald Chaimowitz
                                                --------------------------
                                                  Name:  Ronald Chaimowitz
                                                  Title: Chief Executive Officer
                                                           and President

Date:  October 8, 1997

                                  Exhibit Index



Exhibit Number                      Title                                  Page

       2 Agreement and Plan of Merger, dated as of October 5, 1997, by and among the Registrant, Swan Acquisition Corp. and MicroProse, Inc.